North Beach Corpus Christi, TX 1 49th Annual Scotia Howard Weil Energy Conference March 23, 2021

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

South Texas Crude System 3 Introduction

4 Thanks to Our Employees’ Perseverance and Hard Work, We Generated Solid Full-Year 2020 Results… Reduced Debt With $106 million Proceeds From Sale of Terminal Adjusted EBITDA $723 MM 2020 Results *- 2020 actuals compared to pre-COVID 2020 guidance for spending/expenses 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Reduced Strategic Capital Spending66% Reduced Expenses $52 million* Maintained Reliable Operations & Industry-leading Health & Safety Record 2020 Actions Issued $1.2 billion of Senior Notes to Address Maturities through 2025 Reduced Strategic Capital Spending 66%

5 ★ Our pipeline systems have rebounded strongly, and several of our terminals continue to benefit in 2021 from Spring 2020’s contango ❑ Based on March 2021 MTD data, we are currently around 90% of our early 2020 pre-covid utilization … Along With Strong Operational Performance Across Our Footprint Transported 817MM bbls Crude + Refined Products during 2020, 6MM more than 2019 Successfully contracted 100% of our storage across our footprint Gulf Coast- 100% East Coast- 100% Point Tupper- 100%West Coast- 100% STORAGE SEGMENT PIPELINE SEGMENT Central East South Texas Central West 65% 100% 95% 0% 50% 100% 150% April 2020 Oct 2020 Mid-Feb YTD 2021 75% 105% 90% 0% 50% 100% April 2020 Oct 2020 Mid-Feb YTD 2021 80% 90% 95% 50% 70% 90% 110% April 2020 Oct 2020 Mid-Feb YTD 2021 (Comparison of YoY refined product demand) (Comparison of YoY refined product demand) (Comparison of YoY refined product demand)

NuStar is Well-positioned in 2021…

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

+

Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

- Common Unit Price[1]: $17.20
- Distribution/CU/Year: $1.60
- Yield[1]: 9.3%
- Market Cap[1]: ~$2 billion
- Credit Ratings:
  - *Moody's:* *Ba3*
  - *S&P:* *BB-*
  - *Fitch:* *BB-*
- Enterprise Value: ~$7 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.8MMBPD
- Storage Capacity: ~72MMB
- Storage Throughput Volumes[2]: 470MBPD

1. As of March 19, 2021
2. Average daily volume for the year ended December 31, 2020

6

7 … To Continue to Demonstrate Financial Strength and Stability in 2021 2021 Expectations Expect to Generate 2021 EBITDA Comparable to 2020 Adjusted EBITDA* & Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows *- After taking into account EBITDA associated with the Texas City terminal, sold in December 2020

8 Over the Past Year, We are Proud of the Strength of Our Support of Each Other and Our Communities ★ 99.9% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is one of the highest in the nation for a company our size ❑ NuStar’s total 2020 record pledge was $4.7 million ★ NuStar employees log an average of over 88,000 volunteer hours annually ★ NuStar was recently awarded another honor in February by Latino Magazine Ranked #62! Ranked #46!

9 Later This Year, We Plan to Release Our First Sustainability Report…

10 … To Provide More of the Statistics, Record and Rankings That Demonstrate How Much NuStar Cares, Contributes and Shares ★ NuStar employees contribute an average of over 88,000 volunteer hours annually ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ Since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of nearly $48 million for Haven for Hope Ranked #13! ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list

11 We are Proud That Pipelines Provide the Most Efficient and Safest Way to Transport the Energy That Powers Our Everyday Life… Sources: ARC Energy Research Institute, using input data from the U.S. Department of Energy National Energy Technology Laboratory to define the U.S. Refined Average (2014) *U.S. Refined Average (2014); Student Research Associate, Strata ❑ Rail is over 4.5 times more likely than pipelines to experience an incident ❑ Trucks are 6 times more likely than pipelines to experience a fatality Pipelines are the Safest Mode of Energy Transportation: Pipelines’ Proportion of Emissions 37 Unit Trains Transporting the Volume NuStar Moves in ONE DAY Would Require: 11,000 Trucks 0.7% 0.5%

12 0.27 0.18 0.37 0.60 0.80 0.80 2.80 2.80 2.80 0 1 2 3 4 5 2018 2019 2020 T R IR 3- Year Total Recordable Incident Rate - Industry Comparison NuStar TRIR Pipeline Transportation Bulk Terminals …. Of How Well NuStar Protects Our Employees, the Environment and Our Communities Across Our Footprint… ★ Our safety statistics reflect our commitment to safe, responsible operations ❑ In 2020, as in years past, we performed substantially better than our peers ➢ Over 7.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ➢ And 2 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ❑ ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ❑ 85% of our eligible U.S. terminals are VPP-certified 1 – Industry averages derived from 2018-2019 Bureau of Labor Statistics (BLS) Data. 2019 averages carried forward to 2020 for illustration purposes. 1

13 … And the Alignment of NuStar’s Governance With Our Unitholders’ Interests 78% Independent Directors 11% Women No IDRs NS Management NS Board of Directors 100% Attendance for 2020 Board & Committee Meetings Sustainability Committee Majority of Executive Officers’ Compensation Tied to Performance and Unit Returns Governance, Ethics & Compliance Committee Financial Reporting & Disclosure Committee Annual Unitholder Meetings Audit Committee Nominating, Governance & Conflicts Committee Compensation Committee Cyber Risk Governance Committee

14 We Are Focused on Our Strategic Priorities for 2021 Working to Fund Spending From Internally Generated Cash Flows Continuing to Take Steps to Improve Our Debt Metrics Promoting NuStar’s ESG Excellence

15 We Remain Confident That Product Demand Rebound is the First Step on the Road Back to Shale Production Growth in 2021-2022 U.S. Shale Production Growth Higher Crude Prices Crude Demand Recovery Increased Refinery Utilization Refined Product Demand Rebound 2020 2021-22

16 Overall Gasoline and Diesel Demand in the United States is Expected to Rebound up to 95% of Pre-COVID Levels in 2Q 2021… ★ In the second quarter of 2020, U.S. refined products demand dropped by 21% compared to January 2020, but by 2022, gasoline and diesel demand are expected to recover to pre-COVID demand levels ❑ The recovery of jet fuel demand is expected to lag behind gasoline and diesel demand, as the airline industry continues to experience low flight demand due to COVID concerns Source: EIA 95% 75% 90% 87% 91% 92% 94% 96%94% 87% 91% 93% 95% 98% 96% 98% 100% 92% 39% 53% 61% 71% 77% 82% 83% 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 U.S. Refined Product Demand (as a % of Pre-COVID Demand) Gasoline Diesel Jet Fuel

17 … While the Refined Products Markets that NuStar’s Assets Serve Have Continued to Demonstrate Remarkable Resilience 1 - Comparison of year-over-year demand ★ Based on March 2021 MTD data, we are currently around 90% of early 2020 pre-covid levels 100% 95% 65% 105% 95% 65% 90% 95% 80% 100% 95% 65% 105% 90% 75% 90% 95%

18 Refinery Utilization Across the United States Continues to Recover, Led Largely by Refiners in PADD 2 and PADD 3, Which NuStar’s Pipeline Systems Serve… 2019 2020 Low 2021 Exit 90% 70% 88% U.S. 73% 45% 79% PADD 1 92% 74% PADD 3 92% 70% 94% PADD 2 92% 64% 93% PADD 4 89% 58% 76% PADD 5 89% ★ Nearly all of NuStar’s pipeline assets are located in in PADD 2 and 3, where refinery utilization in PADD 2 and 3 did not suffer the degree of deterioration experienced by East and West Coasts refiners in 2020 ★ Refinery utilization in PADD 2 and 3 is forecasted to recover largely ahead of the rest of the U.S. ❑ PADD 2 refiners benefit from lower supply costs with access to nearby Canadian as well as abundant U.S. shale production ❑ Complex Gulf Coast refineries can process lower- cost heavy crudes and maximize production of high- margin products Source: ESAI U.S. Refinery Utilization (by PADD, 2019-2021) NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery

19 0 5 10 2015 2018 2021 2024 2027 2030 M M B P D Permian Oil Production (2015-2030) WTI @ $40 WTI @ $60 WTI @ $80 3.7 3.9 3.8 4.3 4.2 3.6 3.1 3.3 0 2 4 6 8 10 2019 2020 2021 2022 M M B P D U.S. Shale Production Outlook Permian Rest-of-U.S. The Permian Basin- the World’s Largest, Most Resilient Shale Play- is Expected to Resume Growth in 2022, and Our System has Already Rebounded Ahead of the Rest of the Permian Basin ★ Because of its superior geology and breakeven costs, the Permian Basin’s production: ❑ Exited 2020 at 3.9 MMBPD, approximately 52% of the nation’s total shale output ❑ Is expected to return to growth in 2022 ★ Our system’s throughput volumes are now up 15% above May 2020 lows, while the rest of the Permian is up 11% from the May 2020 low ★ We averaged 418MBPD in the fourth quarter of 2020 Source: EIA Drilling Productivity Report (February 2021), Rystad, ESAI - 229% 89% 0% 40% 80% 120% 160% 200% 240% 280% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth

20 Our Trimmed-Down Strategic Spending Program for 2020 and 2021 Focuses on Low-multiple Projects to Enhance Our Existing Footprint West Coast Renewable Fuels Storage ~$15MM in 2020 (~$50MM in 2021) Permian Crude Pipeline System ~$60MM in 2020 (~$50MM in 2021) Total 2020 Strategic Spending: 160MM ★ We finished 2020 having spent 66% less on capital projects than we did in 2019 ★ We continue to exercise strict capital discipline and execute on low-multiple projects that enhance our existing footprint and improve our metrics Total Estimated 2021 Strategic Spending: 140-170MM Gulf Coast Storage and Export ~$10MM in 2020 N. Mexico Refined Products Supply ~$10MM in 2020

21 Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Wilmington Tacoma Vancouver Portland Stockton Selby Pittsburg Midwest Supply Gulf Coast Supply International Exports NV and AZ Exports Singapore Supply ★ Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets ★ Our terminals have the access to facilities necessary to receive bio-fuels from outside the region and to provide a base for distribution of renewable fuels across the West Coast 0 50 100 150 200 250 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit © 2018 IHS Markit D ie se lV o lu m e , T h o u s a n d B P D Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives

22 NuStar has Partnered With Key Customers to Develop Renewable Fuels Storage Projects at Several of Our West Coast Facilities W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Complete Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Selby Construct truck-loading for renewable diesel Construct truck-loading for renewable jet fuel Convert 208,000 bbls to renewable jet fuel Modify rail to handle renewable feedstock offloading Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to railcar ethanol offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers ❑ Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels as the renewable fuels market continues to grow 102 408 147 883 582 136 452 1,446 1,241 645 757 1,707 1,302 1,427 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Portland Selby Stockton Wilmington NS West Coast Terminals Renewables Growth (MBPY) 2017 2018 2019 2020

WEST COAST RENEWABLE FUELS STORAGE

We Handle and Store a Significant Proportion of the Total Low-Carbon Fuels Volumes Utilized in California, the Largest Driving State in the Nation

NuStar's Proportionate Share of California's Renewable Fuels Market (By 2020 Volume through 3Q 2020[1])

6%


BIO

BIODIESEL

18%



ETHANOL

27%



RENEWABLE DIESEL

★ We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects presently in planning or under construction

1 – Most recent available data

Source: ESAI

23

PERMIAN CRUDE PIPELINE SYSTEM

With the "Backbone" of Our Now-700K-BPD System Complete, Our Permian Spending Will be Focused on Scaling With Our Producers' Gathering Needs

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	298
Pipeline Miles	~600	~936
Storage (bbls)	900M	1.6MM

Dedicated Acres	500,000
AMI	5,000,000



Borden
Scurry
Colorado City
NS CO CITY TERMINAL
NS BIG SPRING TERMINAL
DELEK BIG SPRING REFINERY
• PAA SUNRISE II
• PAA BASIN
• BRIDGETEX
• SUNOCO PE & WTG
Martin
Howard
Mitchell
CENTURION PIPELINE
CENTURION SCR STATION
ENTERPRISE
SUNPET
PAA
NS STANTON TERMINAL
Midland
EPIC
Glasscock
Upton
SUNOCO MIDKIFF
Reagan
Third-Party Connections
NuStar Truck Unloading Facilities
NuStar Terminals

24

25 1 – December 31, 2020 YTD 2 – December 31, 2020 MTD 3 – As of March 2, 2021 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures $7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38 $33 139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 0 100 200 300 400 500 $0 $10 $20 $30 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 EBITDA ($MM) System Receipts (Avg MBPD) Our “Core of the Core” Location has Attracted Top-Tier Customers With Large DUC Inventories to Support Continued Recovery in 2021 P E R M I A N C R U D E P I P E L I N E S Y S T E M 12% 37% 51% Major Private Other Public Highest-Quality “Rock” Attracts Creditworthy, Diverse Producers …That Apply the Most Advanced Technology …And Produce Efficient Growth Across Cycles ★ The quality of geological formations underlying our system attracts the strongest customers ❑ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ❑ ~80% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 4.2% 3 ★ January receipts averaged ~427MBPD and we expect to exit 2021 between 470 to 480 MBPD ★ Our producers have around 25 rigs and ~20% of the total Permian drilled-uncompleted (DUCs) wells on the system, which provide an important platform for growth – only 16 rigs with no DUCs are needed to maintain current volumes NS Permian Crude System Performance (by Quarter) * Adjusted *

GULF COAST STORAGE & EXPORT

Gulf Coast Exports Held Up Well in 2020, and the Port of Corpus Christi Remains the Leading U.S. Crude Export Hub

- A significant proportion of the volumes transported on the additional 2.1MMBPD of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities
- Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major U.S. crude oil export hub
  - Currently, Corpus Christi comprises half of the ~3.0 MMBPD of Gulf Coast crude exports
  - In July, Corpus Christi exports recovered to pre-COVID levels of 1.5MMBPD
  - Analysts expect Corpus Christi exports to remain steady during the near-term with upside potential as global crude demand recovers in late 2021


U.S. Gulf Coast Crude Exports by Hub
Exports (MBPD)
4,000
3,000
2,000
1,000
0
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Corpus Christi
Houston
Beaumont
Louisiana

Corpus Christi exports have grown from 0.4MMBPD in 2019 to over 1.8MMBPD in January 2021

Source: RBN Energy

26

27 296 591 673 386 253 279 440 380 298 329 377 0 200 400 600 July 2019 Oct 2019 Jan 2020 April 2020 May 2020 June 2020 July 2020 3Q 2020 4Q 2020 1Q 2021* 2023 Average CCCS Throughputs CCCS MVCs Average CCCS Throughputs 400 Series 1.7MMbbl +0.4MMbbl Remaining Footprint 200 Series 1.2MMbbl 100 Series 1.0MMbbl . Dock 15 (Light-loaded Suez) Dock 16 (Pana) Dock 1 (Light-loaded Suez) Dock 2 Inland Barge We Continue to Export Permian Long-haul and Eagle Ford Barrels From Our Corpus Christi North Beach Terminal G U L F C O A S T S T O R A G E & E X P O R T In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMBPD • Ship docks - 750MBPD to 1.0MMBPD • Refinery pipelines - 220MBPD Current total: 3.9MMbbl • Potential 0.4MMbbl Current total: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD ★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third- party pipeline connections ❑ We are cautiously optimistic about initial indications of recovery during the first half of 2021 MBPD * QTD through March 2, 2021

28 Our St. James Facility Benefits From Price Dislocations From Pipeline Constraints and Will Benefit From Export Growth as Those Constraints are Resolved G U L F C O A S T S T O R A G E & E X P O R T ★ We continue to work to assure our facility is connected to the pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ❑ In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local use ❑ As soon as early 2022, Capline owners plan to reverse its service to bring WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ★ Prior to March 2020, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur by the end of 2021 ★ We can also handle light Bakken barrels with our rail facility, which may be an attractive alternative to DAPL Source: ESAI, UBS 0 1,000 2,000 3,000 4,000 5,000 6,000 MBPD Canadian Crude Oil Production Outlook Production Pipeline Takeaway Capacity Rail Opportunity

N. MEXICO REFINED PRODUCTS SUPPLY

We Have Completed Two Projects to Help Remedy Mexico's Supply Shortfall

- ★ In 2020, we fully completed service on two projects that address the supply imbalance in Northern Mexico:
  - ❑ Nuevo Laredo project for Valero
    - ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion
    - ➢ ~28MBPD new capacity with take-or-pay volumes on seven-year contract term
  - ❑ Valley Pipeline expansion for major customers completed in September 2019
    - ➢ 45MBPD new capacity with seven-year contract term
    - ➢ Open season was fully subscribed




TO SAN ANTONIO
8" SA SOUTH PL
Nuevo Laredo Project
THREE RIVERS
8" ODEM PL
8" LAREDO PL
CORPUS CHRISTI
LAREDO
NUEVO LAREDO
VALLEY PL
10"
NEW 12" LOOP
8"
Valley Refined Products Supply Project
8"
10"
EDINBURG
HARLINGEN
BURGOS REYNOSA
CITGO TRANSMONTAIGNE

29

South Texas Crude System 30 APPENDIX

31 Long-term Commitments From Creditworthy Customers 51% 13% 36% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% 2020 Revenues) Pipeline Segment ~62% IG Storage Segment ~60% IG 38% 40% 22% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2021 Projections) 60% 40% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2021 Projections) 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

32 The Balance of Our Business and the Location of Our Assets Contribute to the Resilience of Our Results 58% 42% Pipeline Segment Storage Segment Pipeline and Storage Segment Revenues (% 4Q 2020 Revenues) Refined Products and Crude Revenues (% 4Q 2020 Revenues) 45% 55% Crude Refined Products NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery

33 We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage Source: Barclays (January 2020) ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR 300 200 150 100 MBOE 500+ Fairway Outlines NuStar Pipeline Spraberry Wolfcamp A Wolfcamp B Wolfcamp C MOST ACCESSIBLE, STACKED FORMATIONS… BEST RECOVERIES AND SUPERIOR GORs…

34 $300 $250 $600 $500 $550 $600 $322 $403 $57 $154 $995 $0 $250 $500 $750 $1,000 $1,250 Liquidity 2021 2022 2023 2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Revolver Availability Cash Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes $1,149 Debt Maturity Schedule – NuStar Expects to Have Adequate Liquidity to Accommodate Our 2021 and 2022 Bond Maturities ★ In March 2020, we renewed our revolver through October 2023 ★ In April 2020, we entered into a three-year, $750 million unsecured term loan agreement with Oaktree Capital Management, L.P. to increase our liquidity and to address near-term debt maturities ❑ The April 2020 term loan was terminated in February 2021 ★ In September 2020, we issued two $600 million tranches of five-year and 10-year senior unsecured notes maturing in 2025 and 2030 ❑ We utilized the proceeds to repay the $500 million balance outstanding under the April 2020 term loan, as well as all the borrowings then-outstanding under our revolving credit agreement ★ We utilized our liquidity to pay-off our February 2021 bond maturities and plan to use it to pay-off our February 2022 bond maturities as well Debt Maturities (As of 12/31/2020) ($MM) 1 – As of December 31, 2020, approximately $5 million of Letters of Credit were outstanding under our revolving credit agreement 2 – Liquidity as of December 31, 2020 2

35 Capital Structure as of December 31, 2020 ($ in Millions) $1.0B Credit Facility $ 0 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 57 Finance Lease Liability 58 Other (43) Total Debt $3,597 Common Equity and AOCI $476 Series A, B and C Preferred Units $756 Series D Preferred Units $600 Total Equity1 1,832 Total Capitalization $5,429 ★ As of December 31, 2020: ❑ Credit facility availability ~$995MM ❑ Debt-to-EBITDA ratio2 4.24x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

36 Reconciliation of Non-GAAP Financial Information

37 Reconciliation of Non-GAAP Financial Information (continued)

38 Reconciliation of Non-GAAP Financial Information (continued)